Subsequent Events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 — SUBSEQUENT EVENTS

MGM National Harbor Transaction. On September 5, 2017, MGM and MGP entered into a definitive agreement for the purchase of the long-term leasehold interest and real property improvements associated with the MGM National Harbor casino resort (“MGM National Harbor”) by a subsidiary of MGP and the lease of MGM National Harbor back to MGM Resorts. MGM and MGP completed the transaction on October 5, 2017.

MGP paid total consideration of approximately $1.1875 billion, consisting of a combination of $462.5 million in cash, the assumption of approximately $425 million of secured indebtedness of MGM National Harbor, LLC which was immediately repaid by MGP on the closing date and the issuance by the Operating Partnership of 9.8 million Operating Partnership units representing $300 million of value based upon the closing price of MGP’s Class A shares on September 5, 2017.

In connection with the closing, the existing Master Lease between MGM and MGP was amended to add MGM National Harbor, and the annual rent payment to MGP under the Master Lease accordingly increased by $95 million from $661.7 million to $756.7 million, prorated for the remainder of the 2017 lease year. Of the $95 million rent increase, 90% will be added to the fixed rent portion of the rent which contractually grows at 2% per year until 2022, at which time the 2% escalator will be subject to an adjusted net revenue to rent ratio consistent with the Master Lease terms as discussed in Note 5.